UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2007 (May 10, 2007)

SECURITY BANK CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Georgia	000-23261	58-2107916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

4219 Forsyth Road, Macon, Georgia 31210

(Address of Principal Executive Office)

(478) 722-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of 2007 Omnibus Long-Term Incentive Plan

At the 2007 Annual Meeting of Shareholders held on May 10, 2007, the shareholders of Security Bank Corporation (the “Company”) approved the 2007 Omnibus Long-Term Incentive Plan (the “2007 Plan”). Employees, officers and directors recommended by the Compensation Committee of the Company’s Board of Directors and approved by the Board of Directors are eligible to participate in the 2007 Plan, including our principal executive officer, principal financial officer and our other named executive officers. A total of 1,000,000 shares of the Company’s common stock are reserved and available for issuance pursuant to awards granted under the 2007 Plan. A description of the material terms of the 2007 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A (File No. 000-23261) as filed with the Securities and Exchange Commission on March 28, 2007.

Option Grants to Named Executive Officers

On May 15, 2007, the Company granted awards of stock options (the “Options”) to its named executive officers in amounts set forth in the table below, pursuant to the Company’s existing stock option plans. The exercise price of the Options is $20.92 per share, the closing price of the Company’s common stock on the date of grant, and the Options will vest over a three year period subject to certain performance criteria.

Executive Officer	Title	Number of Stock Options
H. Averett Walker	President and Chief Executive Officer	100,000

Richard A. Collinsworth	Executive Vice President and Chief Operating Officer	80,000

James R. McLemore	Executive Vice President and Chief Financial Officer	70,000

Item 8.01	Other Events.

At the 2007 Annual Meeting of Shareholders held on May 10, 2007, the shareholders of the Company approved an amendment to the Articles of Incorporation to increase the number of authorized shares of the Company’s common stock, $1.00 par value per share, from 25 million to 50 million shares. The Company has made this amendment to its Articles of Incorporation and consolidated previous amendments into its Amended and Restated Articles of Incorporation, which is filed as Exhibit 3.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

3.1	Security Bank Corporation Amended and Restated Articles of Incorporation.

99.1	Security Bank Corporation 2007 Omnibus Long-Term Incentive Plan (incorporated herein by reference to Appendix C of the Company’s Definitive Proxy Statement on Schedule 14A (File No. 000-23261 filed with the Securities and Exchange Commission on March 28, 2007).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY BANK CORPORATION

By:	/s/ H. Averett Walker
H. Averett Walker
President and Chief Executive Officer

Date: May 16, 2007